EXHIBIT 99.1

Greenbriar Commences Tender Offer for All Outstanding Shares of EDAC Technologies Corporation

— Previously-Announced Offer Price of $17.75 Per Share in Cash —

FARMINGTON, CT — March 26, 2013 — EDAC Technologies Corporation (NASDAQ: EDAC) (the “Company” or “EDAC”) and Greenbriar Equity Group LLC (“Greenbriar”) today announced that GB Aero Engine Merger Sub Inc. has commenced the previously-announced tender offer for all of the outstanding shares of common stock of the Company at a price of $17.75 per share, net to the seller in cash without interest. GB Aero Engine Merger Sub Inc. and its parent company, GB Aero Engine LLC, are affiliated with Greenbriar.

On March 18, 2013, the Company and Greenbriar announced that the Company and affiliates of Greenbriar had entered into a definitive merger agreement on March 17, 2013 pursuant to which the tender offer would be made. Pursuant to the merger agreement, after completion of the tender offer and the satisfaction or waiver of certain conditions, the Company will merge with GB Aero Engine Merger Sub Inc., and all outstanding shares of the Company’s common stock, other than shares held by GB Aero Engine LLC, GB Aero Engine Merger Sub Inc. or the Company and shares held by the Company’s shareholders who are entitled to and have properly exercised dissenters’ rights under Wisconsin law, will be automatically cancelled and converted into the right to receive cash equal to the $17.75 offer price per share.

After careful consideration, the board of directors of EDAC unanimously approved the merger agreement, the tender offer, the merger and the other transactions contemplated by the merger agreement, and declared that the terms of the merger agreement, the tender offer, the merger and the transactions contemplated by the merger agreement are fair to and in the best interests of the shareholders of EDAC. Accordingly, EDAC’s board of directors unanimously recommends that shareholders of EDAC accept the tender offer and tender their shares into the tender offer, and if required by applicable law, adopt the merger agreement.

Today, GB Aero Engine LLC and GB Aero Engine Merger Sub Inc. are filing with the Securities and Exchange Commission (the “SEC”) a tender offer statement on Schedule TO, including an offer to purchase and related letter of transmittal, setting forth in detail the terms of the tender offer. Additionally, the Company is filing with the SEC today a solicitation/recommendation statement on Schedule 14D-9 setting forth in detail, among other things, the recommendation of the Company’s board of directors that the Company’s shareholders tender their shares into the tender offer. The completion of the tender offer is subject to customary conditions, including, among others, the satisfaction of a minimum tender condition and the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The tender offer and withdrawal rights are scheduled to expire at midnight, New York City time, on Tuesday, April 23, 2013, unless extended or earlier terminated in accordance with the terms of the merger agreement.

Stifel, Nicolaus & Company, Incorporated is serving as exclusive financial advisor and Robinson & Cole LLP is serving as legal counsel to EDAC Technologies Corporation. Kirkland & Ellis LLP is serving as legal counsel to Greenbriar Equity Group LLC.

About EDAC Technologies Corporation

EDAC Technologies Corporation (or the “Company”) is a diversified manufacturing company serving the aerospace and industrial markets. In the aerospace sector, EDAC offers design and manufacturing services for commercial and military aircraft, in such areas as jet engine parts, special tooling, equipment, gauges and components used in the manufacture, assembly and inspection of jet engines. Industrial applications include high-precision fixtures, gauges, dies and molds, as well as the design, manufacture and repair of precision grinders and precision spindles, which are an integral part of machine tools found in virtually every manufacturing environment. EDAC’s core competencies include extensive in-house design and engineering capabilities, and facilities equipped with the latest enabling machine tools and manufacturing technologies. EDAC’s acquisition of EBTEC Corporation in June 2012 expanded its services to the aerospace and industrial markets to include electron beam welding, laser welding, laser cutting and laser drilling, EDM, vacuum heat treating and abrasive waterjet cutting as well as expanding its markets to include semiconductors and medical devices. The Company’s acquisition of Smith-Renaud assets in October 2012 added centerless grinding systems and custom precision spindles, completing the EDAC Machinery product line.

About Greenbriar Equity Group LLC

Greenbriar Equity Group LLC, a private equity firm with $1.5 billion of committed capital, focuses exclusively on the global transportation industry, including companies in aerospace and defense, automotive, freight and passenger transport, logistics and distribution, and related sectors. Greenbriar invests with proven management teams who are interested in being significant equity owners in their companies as well as with corporate partners who are interested in raising capital. Greenbriar’s partners bring many decades of experience at the highest levels within the transportation industry. Additional information may be found at www.greenbriarequity.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995; including forward-looking statements regarding the anticipated acquisition of EDAC by an affiliate of Greenbriar, These forward-looking statements may be identified by words such as “plans,” “seeks,” “projects,” “expects,” “believes,” “may,” “anticipates,” “estimates,” “should,” and other similar expressions. Each of these forward-looking statements are subject to risks and uncertainties. Actual results or developments may differ materially from those, express or implied, in these forward-looking statements. There are a number of important factors that may cause differences between current expectations and actual results or developments, including risks and uncertainties associated with the anticipated acquisition of EDAC. These risks and uncertainties include, among others, uncertainties as to how many of EDAC’s shareholders will tender their shares pursuant to the tender offer, the risk that competing offers will be made, and the possibility that various closing conditions to the tender offer or the subsequent merger may not be satisfied or waived, and the risk that shareholder litigation in connection with the tender offer and subsequent merger may result in significant costs of defense, indemnification and liability. Other factors that may cause EDAC’s actual results or developments to differ materially from those expressed or implied in the forward-looking statements in this press release are discussed in EDAC’s filings with the SEC, including the “Risk Factors” sections of EDAC’s periodic reports on Form 10-K and Form 10-Q filed with the SEC. All forward-looking statements in this announcement are qualified in their entirety by this cautionary statement. Unless required by law, EDAC does not undertake to update its forward-looking statements.

Notice to Investors

This press release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock will be made pursuant to an offer to purchase and related materials that Greenbriar intends to file with the Securities and Exchange Commission. An affiliate of Greenbriar will file a tender offer statement on Schedule TO with the Securities and Exchange Commission in connection with the commencement of the offer, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all shareholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting our Information Agent, Georgeson, at telephone number (800) 223-2064 or Glenn L. Purple, at EDAC Technologies Corporation, telephone number (860) 677-2603.

CONTACTS:

EDAC Technologies Corporation

Glenn L. Purple

Vice President-Finance

860-677-2603

Greenbriar Equity Group LLC

Ross Lovern

Kekst and Company

212-521-4876